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                                                                 EXHIBIT (23)(a)
                                                                 ARTHUR ANDERSEN


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into CMS Energy Corporation's previously filed Registration Statements No. 33-47629, No. 33-60007, No. 33-61595, No. 33-62573, No. 333-32229, No.
333-60795, No. 333-63229, No. 333-68937 and No. 333-76347.

                                                         /s/ Arthur Andersen LLP

Detroit, Michigan,
 March 27, 2000.